Exhibit 99.1

Business and Financial Update May 1, 2008

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance, including potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; amounts of uncollectible accounts receivable; binding arbitration, litigation and related appeals; changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; and timing, terms and proceeds from any asset sale or monetization. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2007 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800- SEC-0330.

Overview 1st Quarter 2008 Earnings Results Cash Flow and Capital Expenditures

Participants Dave Meador, Executive Vice President and CFO Peter Oleksiak, VP and Controller Nick Khouri, VP and Treasurer Lisa Muschong, Director of Investor Relations

Execute strong regulated growth plan DTE Energy: A Focused, Integrated Energy Strategy Execute value-focused non-utility plan Continue to pay an attractive dividend Realize projected utility earnings growth Near-term: 7 - 9% per year Long-term: 5 - 6% per year Upside potential from renewables Manage constructive regulatory environment Use cost savings to minimize rate increases Advocate for comprehensive energy reform in Michigan Proven track record of non-utility value creation Reduced scale and disciplined approach focused on: Premium return on investment Long-term value creation

Summary Solid overall utility results Utilities on track to earn authorized ROE of 11% in 2008 Strong non-utility results at Energy Trading and Power & Industrial Projects Tightening range on Detroit Edison and increasing Power & Industrial and Energy Trading forecast Raising 2008 earnings guidance to $2.80-$3.20

Overview 1st Quarter 2008 Earnings Results Cash Flow and Capital Expenditures

Q1 2008 Operating Earnings per Share* Detroit Edison $0.25 Unconventional Gas Production $0.01 Non-Utility $0.30 Coal & Gas Midstream $0.05 Corporate & Other ($0.14) MichCon** $0.37 $0.78 Power and Industrial Projects $0.06 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Energy Trading $0.18 Average Q1 2008 shares outstanding: 163 million Average Q1 2007 shares outstanding: 177 million Average share reduction results in a $0.07 EPS impact vs. prior quarter

Q1 2008 Operating Earnings Variance * Reconciliation to GAAP reported earnings included in the appendix 2006 DECO MichCOn coal UGP pip ET hold 112 106 103 100 100 100 106 129 6 3 3 0 6 28 5 129 ($ millions) 1Q 2007 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Unconventional Gas Production Coal & Gas Midstream Energy Trading $112 ($3) $6 $0 ($4) $29 ($5) $128 Corporate & Other 1Q 2008 Operating Earnings Utilities remain on track to earn authorized ROE in 2008 Increased contribution from Power & Industrial Projects Higher gas trading mark-to- market gains and higher realized margins from our gas storage portfolio at Energy Trading Michigan state tax benefit in 2007 at Holding Company DTE Energy Segment Operating Earnings Variance* Drivers ($7)

Detroit Edison Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix 2006 Volumes unc dd&a other 2008 48 48 48 44 41 41 5 5 4 3 1Q 2007 Operating Earnings ($5) $5 $48 1Q 2008 Operating Earnings $41 Other ($3) Volumes ($4) Uncollectible Expense Depreciation & Amortization ($ millions) Detroit Edison Operating Earnings Variance* Drivers Weather normalized sales up ~2% Higher uncollectible reserves Higher depreciation on growing rate base Higher benefit related expenses

2007 Weather Loast Gas uncollectible other 2008 62 62 65 62 59 59 3 4 7 3 MichCon Variance Analysis $62 Uncollectible Expense Weather $3 ($3) $59 1Q 2007 Operating Earnings 1Q 2008 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix ($7) Taxes / Other Other Margin Favorable weather Q1 2008 Lower lost gas volumes Higher uncollectible expense and timing of the uncollectible tracker revenue recognition $4 ($ millions) MichCon Operating Earnings Variance* Drivers

Non-Utility Variance Analysis * Reconciliation to GAAP reported earnings included in the appendix ($ millions) Non-Utility Operating Earnings Variance* Drivers

Increasing 2008 Earnings Guidance

DTE Energy

2008 Operating Earnings Guidance *

($ millions)

	Original Guidance	Updated Guidance
Detroit Edison	$340 - 370	**$350 - 370**
MichCon	85 - 90	85 - 90
Power & Industrial Projects	5 - 10	**10 - 20**
Unconventional Gas Production	3 - 5	3 - 5
Coal & Gas Midstream	45 - 50	45 - 50
Energy Trading	40 - 50	**40 - 55**
Corporate & Other	(80 - 85)	(80 - 85)
Operating Earnings	$433 - 495	**$448 - 510**
Operating EPS	$2.70 - 3.10	**$2.80 - 3.20**
Average Shares Outstanding **	159 million	159 million

* Reconciliation to GAAP reported earnings included in the appendix

** Original guidance assumed $275 million stock buyback on 3/31/08; updated guidance assumes June buyback and $40 share price

Drivers

- **Sales growth and further cost containment at Detroit Edison**
- **Delay in monetization of Power & Industrial Projects**

  Impact of additional delay on current guidance:

	P&I	Corp. & Other	Net EPS	*Average Shares*
Oct. Sale	+$15M	($4M)	+$0.04	*~161.4*
No 2008 Sale	+$10M	($2M)	$0	*~162.8*

- **Strong 1Q 2008 Energy Trading performance**

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Overview 1st Quarter 2008 Earnings Results Cash Flow and Capital Expenditures

Q1 2008 Cash Flow Strong DTE consolidated cash flow in Q1 2008 Adjusted cash from operations totaled $1B compared to capital spending of $300M 2008 cash driven by intra-year timing, including the timing of synfuel cash payments and the normal quarterly cycle at MichCon ($ billions) DTE Energy Cash Flow Drivers Q1 2007 Q1 2008

Q1 2008 Capital Expenditures Q1 2007 Q1 2008 Detroit Edison capital spending totaled $214M in Q1 2008, driven by environmental spending and normal operational improvements Non-utility capital spending in all segments; western Barnett development, gas midstream, and Power and Industrial Projects For the full year, capital spending is expected to be about 14% above 2007 level ($ millions) DTE Energy Capital Expenditures Drivers

Positive Net Cash Flow Expected in 2008 2008 Guidance DTE Energy Cash Flow Guidance ($ billions) 2008 Guidance 2008 Capex Guidance ($ billions) * Includes ($0.2) in monetization tax impacts

Execute strong regulated growth plan DTE Energy: A Focused, Integrated Energy Strategy Execute value-focused non-utility plan Continue to pay an attractive dividend Realize projected utility earnings growth Near-term: 7 - 9% per year Long-term: 5 - 6% per year Upside potential from renewables Manage constructive regulatory environment Use cost savings to minimize rate increases Advocate for comprehensive energy reform in Michigan Proven track record of non-utility value creation Reduced scale and disciplined approach focused on: Premium return on investment Long-term value creation

Upcoming Investor Events AGA Financial Conference, May 5-6 in Miami Presentation May 5, 2008 9:05 ET Webcast at www.dteenergy.com/investors DTE Energy's Annual Meeting of Shareholders Presentation May 15, 2008 10:00 a.m. ET Webcast at www.dteenergy.com/investors DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Load Continues to Grow During Michigan's Economic Restructuring Annualized Sales (GWh) Detroit Edison Service Area: Electric Sales (GWh) Includes Electric Choice Hemlock Semiconductor Creating Jobs in Michigan Temperature Normalized Actual 0.7% compound annual growth temperature normalized

Leverage* * Excludes securitization debt and MichCon short-term borrowing **2008 assumes midpoint of applicable estimates Funds from Operations / Debt* A Strong Balance Sheet Continues to Be a Priority for DTE Energy 12/31/2006 12/31/2006 12/31/07E 0.534 0.515 0.52 12/31/2006 12/31/2006 12/31/07E 0.195 0.246 0.223 12/31/06 12/31/07 12/31/08E 53.4% 51.7% 12/31/06 12/31/07 12/31/08E** 19.5% ~23% ~52% 25.0% We have the balance sheet capacity to fund utility growth plans Liquidity remains solid ~$2.1B in credit facilities Over $1.0B current excess liquidity

DTE Energy Trading Earnings Reconciliation Total EITF 30.6 30.6 37.5 6.9 ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. DTE Energy Trading: Q1 2008 Operating Earnings reconciliation to Economic Net Income ($ millions) Economic Net Income EITF 02-3** Operating Earnings* $30 $8 $38 Economic net income equals economic gross margin*** minus YTD O&M expenses less taxes at 39%. DTE Energy management uses Economic Net Income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses Economic Net Income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non derivative contract costs

Net Production Rate (Mmcfe/day) Gross Producing Wells 132 Reserves (Bcfe) Probable Proven Acreage Position (000's Acres) Net Undeveloped Acres Net Developed Acres YE2007 192 144 336 Barnett Shale Operating Metrics (Excludes Sold or Held for Sale Properties) 111 180 YE2006 291 11 3/31/08 41 52 10 38 YE2007 48 3/31/08 YE2007 120 12 3/31/08 YE2007 10

Utility Earnings Growth 2007 - 2009 * Reconciliation to GAAP reported earnings included in the appendix Original 2007 Guidance rate red rate case Detroit Edison 340 355 400 82 88 93 2007A 2009 Early Outlook 2008 Guidance $422 $435 - 460 $480 - 505 Detroit Edison $340 MichCon $82 $85 - 90 $350 - 370 $390 - 410 $90 - 95 Operating Earnings* and Equity Rate Base 7% - 9% Annual Growth Rate Utilities targeted to earn authorized ROE of 11% in 2008 and 2009 Final order expected in Detroit Edison rate case early 2009 No rate case filing for MichCon until at least 2009 Utility growth is heavily driven by investments on Clean Air Act compliance which have historically been fully recovered Potential Average Equity Base ~$3,200 ~$3,700 ~$770 ~$880 Detroit Edison MichCon $ millions

Completed Projects Projects in Process Total Expected Program Benefits 260 Detroit Edison 260 70 330 PEP Benefits 2006 - 2008 O&M, Capital & Other $ millions, pre-tax Performance Excellence Process Reduces Fixed Cost Structure 2005 2006 2007 10300 9300 9075 Employees at Year End: Detroit Edison, MichCon & Corporate Support ~$260 ~$70 ~$330 10,300 9,300 9,075 12% Reduction

Detroit Edison
Growth Investments on Track

DTE Energy

Monroe Power Plant in 2012


Future
Unit 2
Complete
Unit 1
Unit 3
Unit 4
Current

Environmental Construction

Complete	3 SCR Units (reduce NOx) completed 2005 - 2007 (~$175M per unit)
Current	Scrubbers for Units 3&4 (reduce SO_2) planned for completion in 2009 (~$650M investment 2006-2009)
Future	Scrubbers for Units 1&2 and SCR for Unit 2 – (~$600M investment 2009-2012)

Growth Investments through 2012

- Investing ~$1.0B on Clean Air Act compliance at 3,000 MW coal-fired Monroe plant from 2008-2012
- Potential ~$300M Advanced Metering Infrastructure (AMI) program coordinated with MichCon; pilot program in 2008
- License application for new nuclear power plant at the site of DTE's Fermi 2 plant – on track to submit in 2008
- Potential renewable energy investments (RPS legislation introduced Dec. 2007)

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MichCon Growth Investments on Track Potential ~$60M AMI program coordinated with Detroit Edison; pilot program in 2008 ~$100M meter relocation program $90M distribution system expansion in Western Michigan $90M Utility storage (17 Bcf) $50M Panhandle Pipeline lateral Major 2008 Expansion Projects Growth Investments through 2012

Successful Non-Utility Monetization Plan

DTE Energy

Monetization After-Tax Cash Proceeds


~$1.7B
Power &
Industrial
Core Barnett
Peakers
Antrim
Closed
Closed
Closed
At least
$800M
Original
Guidance
Current
Guidance

- Closing delayed due to choppy debt markets
- Pursuing alternative financing options
- Expect to buy back $275M of stock following deal close

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DTE Energy Gas Pipelines and Storage Assets Are Well-Positioned for Growth Vector Pipeline Expansion Gas Storage Vector MichCon Millennium Michigan NY City Canadian & Arctic Gas Rockies Gas - REX Gulf (LNG) Gas DTE Storage We are well positioned to capitalize on the strong Northeast US market dynamics Millennium Pipeline Shelby 2 field with 8.1 Bcf working capacity - phase 1 in-service 4/08 2008 Growth Projects Pipeline completion targeted 11/08 (Capacity: 525,000 Dth/d) Construction on new compressor station (100,000 Dth/d) - expected completion 11/09 Chicago

Reconciliation of Q1 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q1 2008 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q1 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2007 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2008 and 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2008 guidance and 2009 early outlook for operating earnings. It is likely that certain items that impact the company's 2008 and 2009 reported results will be excluded from operating results. A reconciliation to the comparable 2008 and 2009 reported earnings/net income guidance/early outlook is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.